UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

WORLD QUANTUM GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40728	98-1588038
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House, Grand Cayman, Cayman Islands	KYI-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949 8066

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	WQGA.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	WQGA	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	WQGA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 below is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in Item 8.01 below is incorporated by reference into this Item 3.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 8.01 below is incorporated by reference into this Item 5.07.

Item 8.01.	Other Events.

On February 8, 2023, World Quantum Growth Acquisition Corp. (the “Company”) convened and then adjourned, without conducting any business, its extraordinary general meeting of shareholders (the “Meeting”). The Meeting has been adjourned indefinitely.

On February 9, 2023, the Company issued a press release announcing that, because it does not believe it will be able to complete an initial business combination within the time period required by its Amended and Restated Memorandum and Articles of Association (the “Articles”), the board unanimously determined it is in the best interest of the Company to liquidate and redeem all of the Company’s Class A ordinary shares (the “Public Shares”) effective as of February 24, 2023 (the “Mandatory Redemption”). Before deducting taxes payable, if any, and up to $100,000 of interest earned on the funds held in the trust account in accordance with the Articles and the related trust agreement, the estimated per-share redemption price for the Public Shares is expected to be approximately $10.29, based on funds held in the trust account as of February 9, 2023. There will be no redemption rights or liquidating distribution with respect to the Company’s warrants, which will expire worthless upon completion of liquidation.

Delisting and Deregistration

On February 9, 2023, the Company notified the New York Stock Exchange (“NYSE”) of the Mandatory Redemption and requested that NYSE (i) suspend trading of the Public Shares, redeemable warrants, each exercisable for one Public Share at an exercise price of $11.50 per share, subject to adjustment (the “Redeemable Warrants”), and units, each consisting of one Public Share and one-half of one Redeemable Warrant (collectively with the Public Shares and the Redeemable Warrants, the “Securities”), effective before the opening of trading on February 14, 2023, and (ii) file with the Securities and Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Mandatory Redemption and the expected delisting and deregistration of the Securities. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On January 23, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: World Quantum Growth Acquisition Corp, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2023	WORLD QUANTUM GROWTH ACQUISITION CORP.

By: /s/ Xavier Rolet
Name: Xavier Rolet
Title: Chief Executive Officer